Exhibit 10.1

June 26, 2023

VIA ELECTRONIC MAIL
Cosway Company Inc.
20633 South Fordyce Avenue
Carson, CA 90810

Re: Amendment to Letter Agreement

Dear Cosway Legal Department,

The parties hereto agree to amend the Letter Agreement (the “Letter Agreement”), dated February 22, 2023, between Olaplex, Inc. (“Olaplex”) and Cosway Company Inc. (“Cosway”), to extend the Manufacturing Services Agreement ("Agreement"), dated January 1, 2020, between Olaplex and Cosway, until August 15, 2023 while the parties continue to negotiate a new manufacturing agreement.

Except as set forth in this amendment, all of the terms and provisions of the Letter Agreement remain in full force and effect.

By both parties signing below, Cosway and Olaplex acknowledge and agree to this amendment.

If you have any questions, please feel free to contact Alex Kirby, Director of Sourcing & Procurement, at Olaplex.

Acknowledged and agreed:	Acknowledged and agreed:
COSWAY COMPANY INC. By: ____________________	OLAPLEX, INC. By: ____________________

By: /s/ Greg Chambers	By: /s/ Shah Nagree
Name: Greg Chambers	Name: Shah Nagree
Date: June 28, 2023	Date: June 28, 2023